                                 EXHIBIT 10.5

               [WERTHEIM SCHRODER & CO. INCORPORATED LETTERHEAD]


                                                                November 8, 1994
Special Committee
  of the Board of Directors
Ropak Corporation
660 South State College Blvd.
Fullerton, CA 92631
  Attention: Mr. Terry L. Nagelvoort


Gentlemen:

         We understand that Linpac Mouldings Ltd. ("Linpac") has proposed to acquire Ropak Corporation (the "Company") via a transaction in which the Company's common equity will cease to be publicly traded (the "Transaction"). This letter agreement (the "Agreement") confirms our understanding that Wertheim Schroder & Co. Incorporated ("Wertheim Schroder") has been retained by the Special Committee of the Board of Directors of the Company (the "Special Committee") as its exclusive financial advisor and to render its oral advice followed by a written opinion (the "Opinion"), as investment bankers, to the Special Committee as to the fairness to the Company's shareholders (other than Linpac and members of the Roper family), from a financial point of view of the consideration to be received in the Transaction.

         In rendering its services hereunder, Wertheim Schroder agrees to conduct such investigations and reviews of the Company's business and operations as Wertheim Schroder shall deem appropriate and feasible. The Company shall cause its directors, officers, employees and agents, if any, to cooperate with us and supply us with written and other information, to the extent reasonably needed and requested by us, to enable us to perform our services hereunder, and shall use its best efforts to provide reasonable access to its independent accountants, counsel and other professionals, if any. The Company represents and warrants to us that any information heretofore or hereafter furnished to us is and will be, to the best of the Company's knowledge, true and correct in all material respects and does not and will not omit any material fact required to make the information given to us not misleading. The Company agrees to notify Wertheim Schroder promptly of any material change in the business or financial condition of the Company during the course of Wertheim Schroder's engagement that may require an amendment or supplement to any of the information provided to Wertheim Schroder so that such information will not be misleading in any material respect or omit to state any material fact that is required to be stated or that is necessary in order to make any such information not misleading given the occurrence of any such change.

         Wertheim Schroder will not assume any responsibility to independently verify the accuracy or completeness of information furnished by or on behalf of the Company, but will rely on its accuracy and completeness in all material respects and will not assume any responsibility to perform (or be required to retain any persons to perform) any independent valuations or appraisals of the Company's assets.

[WERTHEIM SCHRODER & CO. INCORPORATED LOGO]

Special Committee
  of the Board of Directors
Ropak Corporation
November 8, 1994
Page 2


         Based upon such reviews, Wertheim Schroder shall render the Opinion in a form customary to similar transactions and may state, in substance, among other things, that the Opinion is given in reliance on the accuracy and completeness of all information furnished to Wertheim Schroder by the Company.

         It is understood that (i) the Opinion will be addressed to the Special Committee and, if requested, to the Company's Board of Directors; (ii) the Opinion will not constitute a recommendation as to any action the Company, its Board of Directors and shareholders should take in connection with the Transaction and (iii) the Company will not furnish the Opinion or any other material prepared by Wertheim Schroder (including this Agreement) to any other person or persons or use or refer to the Opinion or this Agreement for any other purposes other than (A) introduction into evidence and other references in connection with any litigation relating to the Transaction upon written notice to Wertheim Schroder and (B) reproduction in full in any document disseminated with the consent of the Company to its stockholders or filed with the Securities and Exchange Commission ("SEC") pursuant to rules of the SEC (a "Disclosure Document") in connection with the Transaction. In the event of such reproduction of the Opinion in a Disclosure Document or introduction into evidence in connection with any litigation relating to the Transaction, all references to the Opinion, to Wertheim Schroder and to its relationship with the Company and Linpac shall be subject to the approval of Wertheim Schroder which shall not be unreasonably withheld. Other than as contemplated by this paragraph, neither the Opinion nor any other opinion or advice (written or oral) of Wertheim Schroder shall be used, reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor shall any public references be made to Wertheim Schroder, except with its prior written consent, which shall not be unreasonably withheld.

         For Wertheim Schroder's services in connection with the rendering of its Opinion to the Special Committee, the Special Committee agrees that the Company shall pay, or cause to be paid, to Wertheim Schroder a fee of $200,000, payable in cash as follows: (i) $100,000 upon execution of this Agreement and
(ii) $100,000 when Wertheim Schroder is prepared to deliver the Opinion to the Special Committee, whether or not favorable. In addition, the Special Committee agrees that the Company shall pay, or cause to be paid, to Wertheim Schroder a fee of $50,000 for financial advisory services payable in cash at the closing of or termination of the Transaction. The Company will also reimburse Wertheim Schroder for its reasonable out-of-pocket expenses, including reasonable fees and expenses of its legal counsel, if any, incurred in connection with Wertheim Schroder's engagement hereunder and testimony or depositions in connection with any proceeding or investigation relating hereto. Such out-of-pocket expenses, including reasonable fees and expenses of legal counsel referred to in the previous sentence, will not exceed $50,000 without the authorization of the Special Committee. Wertheim Schroder agrees to prepare a summary of the analyses presented to the Special Committee. Such analyses will not be included in the disclosure document without Wertheim Schroder's prior written authorization which shall not be

[WERTHEIM SCHRODER & CO. INCORPORATED LOGO]

Special Committee
  of the Board of Directors
Ropak Corporation
November 8, 1994
Page 3


unreasonably withheld. Wertheim Schroder will also attend as many meetings of the Special Committee as the Special Committee shall request before it renders the Opinion, provided the Special Committee agrees that the Company will reimburse Wertheim Schroder for any out-of-pocket expenses in excess of an aggregate of $50,000 which Wertheim Schroder may have to incur to attend such meetings. The Special Committee agrees that if the Transaction contemplated hereunder is not completed within six months from the date of the signing of this Agreement, the continuation of Wertheim Schroder's engagement shall be subject to such additional compensation as may be agreed upon between the Special Committee and Wertheim Schroder. In any event, Wertheim Schroder will be entitled to receive the balance outstanding of its fees under this Agreement if its engagement is terminated within or upon the expiration of six months of the date of signing of this Agreement.

         If the Company chooses to pursue a business combination prior to June 30, 1995 (by way of merger or sale of all or a portion of its assets or stock) with an entity other than Linpac, the Company will retain Wertheim Schroder as its exclusive financial advisor in respect of such transaction, and the Company will agree to pay or cause to be paid to Wertheim Schroder a fee equal to 1.25% of the Aggregate Consideration (as described below) upon the successful completion of such business combination. The fee will be due in cash at the closing of the business combination and the fees paid to Wertheim Schroder described in the prior paragraph shall be credited against it.

         The Aggregate Consideration shall be deemed to be the total amount received by the Company and/or its stockholders (including any escrowed funds ultimately paid and deferred payments) upon consummation of the business combination. The Aggregate Consideration shall comprise those amounts paid in cash, stock, notes or other evidence of indebtedness, irrespective of how such indebtedness is secured. If such Aggregate Consideration may be increased by contingent payments related to future earnings or operations, such as an "earnout", then the portion of our fee relating thereto shall be calculated and paid when and as such contingent payments are made. In the event that the Aggregate Consideration is paid in whole or in part in securities, then the value of such securities for purposes of calculating our fee shall be the fair market value thereof.

         As we will be acting on your behalf, it is our practice to receive indemnification in accordance with the indemnification letter attached hereto, which is incorporated herein by reference.

         This Agreement may not be modified or amended except in writing duly executed by the parties hereto and shall be governed by and construed in accordance with the laws of the State of New York (without regard to any rules or principles of conflicts of law that might look to any jurisdiction outside the State of New York).

[WERTHEIM SCHRODER & CO. INCORPORATED LOGO]

Special Committee
  of the Board of Directors
Ropak Corporation
November 8, 1994
Page 4


         This Agreement does not create, and shall not be construed as creating, rights enforceable by any person or entity not a party hereto, except those entitled thereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that Wertheim Schroder is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or creditors of the Company or any other person by virtue of this Agreement or the retention of Wertheim Schroder hereunder, all of which are hereby expressly waived. The Company also agrees that Wertheim Schroder shall not have any liability to the Company or to any person (including, without limitation, equity holders and creditors of the Company) claiming through the Company for or in connection with the engagement of Wertheim Schroder, this Agreement and the transactions contemplated hereby (including, without limitation, the Transaction).

         The Special Committee represents and warrants that it has the required authority to enter into this Agreement and that the Company will be bound hereby and to the enclosed indemnification letter. Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the duplicate of this Agreement and the indemnification letter enclosed.



                                          Very truly yours,

                                          WERTHEIM SCHRODER & CO. INCORPORATED


                                          By:   /s/ PETER J. HICKS
                                              ----------------------
                                                    Peter J. Hicks

Agreed to and Accepted:

SPECIAL COMMITTEE OF THE BOARD OF
  DIRECTORS OF ROPAK CORPORATION

By:      /s/ TERRY L. NAGELVOORT
    ---------------------------------
    Chairman of the Special Committee
      of the Board of Directors

Date:         8 November, 1994
      -------------------------------

Wertheim Schroder & Co. Incorporated
Equitable Center
787 Seventh Avenue
New York, New York 10019-6016
                                                                November 8, 1994

Gentlemen:

         In addition to the fees and expenses which the Company has agreed to pay for the services to be performed pursuant to the letter agreement of even date herewith (the "Agreement"), the Company agrees: (i) to indemnify and hold Wertheim Schroder (which term for purposes of this letter includes its directors, controlling persons (as such term is defined under the Securities Act of 1933), officers, employees and agents) harmless against and from all losses, claims, damages or liabilities, joint or several (and all actions, claims, proceedings and investigations in respect thereof), to which Wertheim Schroder may become subject in connection with its performance of the services described in the Agreement under any of the Federal securities laws, under any other statute, at common law or otherwise; (ii) that Wertheim Schroder will not be culpable for and will have no liability to the Company for or with respect to any and all losses, claims, damages or liabilities, joint or several, of the Company incurred in connection with Wertheim Schroder's performance of the services described in the Agreement; and (iii) in each case to reimburse Wertheim Schroder for all reasonable legal and other out-of-pocket expenses (including the cost of investigation and preparation) as and when incurred by Wertheim Schroder arising out of or in connection with any action, claim, proceeding or investigation (whether initiated or conducted by the Company or any other party) in connection therewith, whether or not resulting in any liability (and whether or not Wertheim Schroder is a defendant in, or target of, any such action, claim, proceeding or investigation); provided, however, that the Company shall not be liable to Wertheim Schroder pursuant to clauses
(i) and (iii) above and the Company's exculpation of Wertheim Schroder pursuant to clause (ii) above shall not apply in any such case to the extent that any such loss, claim, damage or liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily and directly from Wertheim Schroder's gross negligence or willful misconduct in performing the services which are the subject of the Agreement. If for any reason the foregoing indemnification (including reimbursement pursuant to clause (iii) above) or exculpation is unavailable to Wertheim Schroder or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by Wertheim Schroder as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and Wertheim Schroder on the other hand but also the relative fault of the Company and Wertheim Schroder as well as any relevant equitable considerations, provided that, in no event, will Wertheim Schroder's aggregate contribution hereunder exceed the amount of fees actually received by Wertheim Schroder pursuant to the Agreement. The indemnity, exculpation, reimbursement and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall survive any termination of the Agreement and shall be binding upon and extend to the benefit of any successors, assigns, heirs and personal representatives of the Company and Wertheim Schroder.

         If any action, claim, proceeding or investigation is instituted or threatened against Wertheim Schroder in respect of which indemnity may be sought against the Company hereunder, Wertheim Schroder shall promptly notify the Company thereof in writing, but the omission so to notify the Company shall not relieve the Company from any other obligation or liability that the Company may have to Wertheim Schroder under this letter or otherwise except to the extent that the failure to so notify the Company adversely affects the Company's rights in any such claim, proceeding or investigation. Wertheim Schroder will have the right to retain counsel of its choice to represent Wertheim Schroder in connection with any such action, claim, proceeding or investigation, provided that such counsel shall be reasonably satisfactory to the Company. The Company will not be liable hereunder for any settlement thereof by Wertheim Schroder without the Company's written consent, which will not be unreasonably withheld.

         Terms used herein which are defined in the Agreement shall have the meanings set forth in the Agreement.

                                          Very truly yours,

                                          SPECIAL COMMITTEE OF THE BOARD OF
                                            DIRECTORS OF ROPAK CORPORATION

                                          By:    /s/ TERRY L. NAGELVOORT
                                              ---------------------------------
                                              Chairman of the Special Committee
                                                  of the Board of Directors

Confirmed and Agreed to:
WERTHEIM SCHGRODER & CO. INCORPORATED

By:       /s/ PETER J. HICKS
    ---------------------------------

Date:         November 8/1994
      -------------------------------